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                                                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
FSI International, Inc.:


We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                               /s/ KPMG LLP



Minneapolis, Minnesota
February 7, 2000